UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007

Natrol, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21411 Prairie Street, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  818-739-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Natrol, Inc., a Delaware corporation, hereby amends the Report on Form 8-K dated June 1, 2007, relating to the June 1, 2007 acquisition of all of the outstanding capital stock of Medical Research Institute (“MRI”), a California corporation.  Natrol is filing this amendment for the purpose of including the required financial statements and pro forma financial information with respect to the acquisition in accordance with the requirements of Form 8-K.

(a)                                                          FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  The following financial statements of business acquired are filed as exhibits hereto:

Unaudited Financial Statements of MRI as of March 31, 2007 and the three months then ended.

Unaudited Balance Sheets of MRI as of March 31, 2007 and December 31, 2006

Unaudited Statements of Operations of MRI for the three months ended March 31, 2007 and 2006

Unaudited Statements of Cash Flows for the three months ended March 31, 2007 and 2006

The required Audited Financial Statements of MRI for the calendar years ended December 31, 2006 and 2005

Independent auditors report

Balance Sheets as of December 31, 2006 and 2005

Statements of Income and Changes in Stockholders’ Equity for the calendar years ended December 31, 2006 and 2005

Statements of Cash Flows for the years ended December 31, 2006 and 2005

Notes to the Financial Statements

(b)                                                         PRO FORMA FINANCIAL INFORMATION.  The following pro forma consolidated financial statements of business acquired are filed as exhibits hereto:

Unaudited Pro forma Consolidated Statement of Income for the three months ended March 31, 2007, giving effect to the acquisition as if it had occurred on January 1, 2007.

Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2006, giving effect to the acquisition as if it had occurred on January 1, 2006.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007, giving effect to the acquisition as if it had occurred on March 31, 2007.

Notes to the Pro Forma Consolidated Financial Statements.

(d)         EXHIBITS

Exhibit No.	Description
9.1	Unaudited Financial Statements of Medical Research Institute, Inc. as March 31, 2007 and for the three months then ended.

9.2	Audited Financial Statements of Medical Research Institute, Inc. as of December, 31 2006 and 2005 and for the years then ended.

9.3

Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements of Natrol, Inc. and Medical Research, Inc. as of and for the three months ended March 31, 2007 and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive Vice President